Exhibit 99.1
August 9, 2010
BroadSoft Reports Second Quarter 2010 Financial Results
GAITHERSBURG, August 9, 2010 — BroadSoft, Inc. (Nasdaq:BSFT), the leading provider of Internet protocol-based, or IP-based, communications services to the global telecommunications industry, today announced financial results for the quarter and six months ended June 30, 2010.
Results for the three months ended June 30, 2010
Total revenue was $19.8 million in the second quarter of 2010, compared to $17.7 million in the second quarter of 2009, reflecting period over period growth of 11%.
Net loss for the second quarter of 2010 was $1.8 million, or $(0.20) per basic and diluted share, compared to a net loss of $2.6 million, or $(0.42) per basic and diluted share in the second quarter of 2009. GAAP results for the second quarter of 2010 included $1.1 million of non-cash stock-based compensation expense and $0.2 million of amortization expense related to acquired intangible assets.
On a non-GAAP basis, net loss in the second quarter of 2010 was $0.5 million or $(0.03) per basic and diluted share, compared to a non-GAAP net loss of $0.6 million, or $(0.03) per basic and diluted share, in the second quarter of 2009. Non-GAAP net loss for these periods excludes the impact of non-cash stock-based compensation expense and amortization expense related to acquired intangible assets.
Results for the six months ended June 30, 2010
Total revenue was $37.6 million for the first six months of 2010, compared to $31.4 million for the first six months of 2009, reflecting period over period growth of 20%.
Net loss for the first six months of 2010 was $4.4 million, or $(0.58) per basic and diluted share, compared to a net loss of $7.9 million, or $(1.26) per basic and diluted share in the first six months of 2009. GAAP results for the first six months of 2010 included $1.4 million of non-cash stock-based compensation expense and $0.4 million of amortization expense related to acquired intangible assets.
On a non-GAAP basis, net loss in the first six months of 2010 was $2.6 million or $(0.13) per basic and diluted share, compared to a non-GAAP net loss of $5.0 million, or $(0.26) per basic and diluted share in the first six months of 2009. Non-GAAP net loss for these periods excludes the impact of non-cash stock-based compensation expense and amortization expense related to acquired intangible assets.
Management Commentary
“We are delighted to report financial results that exceeded our expectations, driven by growth from both new and existing customers,” said Michael Tessler, president and chief executive officer of BroadSoft. “During the second quarter, our license revenue increased 20%, to $10.6 million, compared to the first quarter of this year, reflecting service providers’ demand, as they transition from TDM to IP-based communications, for our flagship product, BroadWorks, which enables carriers to deliver feature-rich IP-based communications services to their enterprise and consumer customers. We are proud to have recently completed our initial public offering and are excited by the opportunity to share our story with a wider audience.”
“We believe our software license model and maintenance and service revenues provide visibility that gives us confidence in our ability to execute against our growth objectives.” said Jim Tholen, chief financial officer of BroadSoft. “Gross margins increased to 76% on a non-GAAP basis and we were able to decrease operating expenses as a percentage of revenue, pointing to the operating leverage in our model. During the quarter, we generated $4.4 million in cash flow from operations and ended the quarter with cash, cash equivalents and investments totaling $47.4 million.”

Conference Call
BroadSoft will discuss its second quarter and six month results and business outlook today via teleconference at 8:00 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or +1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/eventdetail.cfm?eventid=84283. To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, an audio replay will be available between 11:00 a.m. Eastern Time August 9, 2010 and 11:59 p.m. Eastern Time August 23, 2010 by calling 1-800-642-1687 or +1-706-645-9291, with Conference ID 90526404. A recording of the call will be available two hours following the conclusion of the call at http://investors.broadsoft.com until September 9, 2010.
Use of Non-GAAP Financial Measures
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP net loss and net loss per share. We define non-GAAP net loss as net loss plus stock-based compensation expenses and amortization expense related to acquired intangible assets. We define non-GAAP loss per share as non-GAAP net loss divided by the weighted average shares outstanding. Also, in calculating non-GAAP net loss per share for the three and six months ended June 30, 2010 and June 30, 2009, we adjusted the GAAP weighted average shares outstanding to include shares of redeemable convertible preferred stock on an “as-if-converted to common stock” basis. We consider these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of certain non-cash expenses so that management and our investors can compare BroadSoft’s recurring core business operating results over multiple periods.
Non-GAAP gross margin, license gross margin and maintenance and professional services gross margin. We define non-GAAP gross margin as gross margin plus stock-based compensation expenses and amortization expense related to acquired intangible assets. We consider non-GAAP gross margin to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so that management and its investors can compare BroadSoft’s recurring sales margins over multiple periods. Where we provide further breakdown of non-GAAP gross margin between license and maintenance and professional services, we add back the stock-based compensation expense and amortization expense, as applicable, to the related gross margin.
Non-GAAP loss from operations. We define non-GAAP loss from operations as loss from operations plus stock-based compensation expenses and amortization expense related to acquired intangible assets. We consider non-GAAP loss from operations to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so that management and our investors can compare BroadSoft’s recurring core business operating results over multiple periods. Where we provide further breakdown of non-GAAP operating expenses for sales and marketing, research and development and general and administrative, we deduct stock-based compensation expense included in the applicable expense item.

The presentation of non-GAAP net loss, non-GAAP net loss per share, non-GAAP gross margin, non-GAAP loss from operations and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net loss,” “net loss per share,” “gross margin,” “loss from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. The Company’s definition of “non-GAAP net loss,” “non-GAAP net loss per share,” “non-GAAP gross margin,” “non-GAAP loss from operations” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net loss” and “non-GAAP net loss per share,” “non-GAAP gross margin,” “non-GAAP loss from operations” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “believe” and other similar terms and phrases. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; claims that the Company infringes the intellectual property rights of others; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” section of the Company’s final prospectus dated June 16, 2010, filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended, and in the Company’s other filings with the SEC. All information in this release is as of August 9, 2010. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft provides software that enables fixed-line, mobile and cable service providers to deliver voice and multimedia services over their IP-based networks. The Company’s software, BroadWorks®, enables service providers to provide enterprises and consumers with a range of cloud-based, or hosted, IP multimedia communications, such as hosted IP private branch exchanges, video calling, unified communications, collaboration and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, including all financial statements contained therein and the footnotes thereto, when it is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.
Contact Information
For further information contact:
Investor Relations:
Monica Gould
+1-212-551-1459
monica@blueshirtgroup.com

Industry Analyst / Media Relations:
Alex Moorhouse
Mi Liberty
+44 (0) 207 751 4444
amoorhouse@miliberty.com

BroadSoft, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

		December
	June 30, 2010	31, 2009
	(In thousands)

Assets
Current assets:
Cash and cash equivalents	$47,366	$22,869
Accounts receivable, net of allowance for doubtful accounts of $15 and $169 at June 30, 2010 and December 31, 2009, respectively	22,933	25,471
Other current assets	5,156	4,829

Total current assets	75,455	53,169

Long-term assets:
Property and equipment, net	2,547	1,563
Restricted cash	1,052	599
Intangible assets, net	2,778	3,163
Goodwill	4,728	4,728
Other long-term assets	2,420	3,441

Total long-term assets	13,525	13,494

Total assets	$88,980	$66,663

Liabilities, Redeemable preferred stock and redeemable convertible preferred stock and stockholders’ equity (deficit):
Current liabilities:
Notes payable and bank loans, current portion	$1,189	$4,536
Accounts payable and accrued expenses	9,877	11,903
Deferred revenue, current portion	38,266	33,806

Total current liabilities	49,332	50,245
Notes payable and bank loans	1,584	14,035
Deferred revenue	8,674	6,241
Other long-term liabilities	1,022	756

Total liabilities	60,612	71,277

Redeemable preferred stock and redeemable convertible preferred stock:	—	73,186
Stockholders’ equity (deficit):
BroadSoft, Inc. stockholders’ equity (deficit):
Common stock	247	63
Additional paid-in capital	130,586	20,340
Accumulated other comprehensive loss	(1,584)	(1,725)
Accumulated deficit	(100,881)	(96,474)

Total BroadSoft, Inc. stockholders’ equity (deficit)	28,368	(77,796)
Noncontrolling interest	—	(4)

Total stockholders’ equity (deficit)	28,368	(77,800)

Total liabilities and stockholders’ equity (deficit)	$88,980	$66,663

BroadSoft, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
	(In thousands, except per share data)

Revenue:
Licenses	$10,555	$10,001	$19,338	$17,067
Maintenance and professional services	9,216	7,731	18,237	14,325

Total revenue	19,771	17,732	37,575	31,392

Cost of revenue:
Licenses	1,026	1,141	2,242	2,255
Maintenance and professional services	3,842	3,634	7,227	6,542
Amortization of intangibles	192	210	385	419

Total cost of revenue	5,060	4,985	9,854	9,216

Gross profit	14,711	12,747	27,721	22,176

Operating expenses:
Sales and marketing	7,710	7,503	14,812	14,594
Research and development	4,952	4,090	9,443	8,282
General and administrative	3,608	3,077	6,887	5,878

Total operating expenses	16,270	14,670	31,142	28,754

Loss from operations	(1,559)	(1,923)	(3,421)	(6,578)

Other expense, net:	371	338	860	672

Loss before income taxes	(1,930)	(2,261)	(4,281)	(7,250)
Provision for income taxes	(156)	383	126	628

Net loss	(1,774)	(2,644)	(4,407)	(7,878)

Net loss attributable to noncontrolling interest	—	(1)	—	(2)

Net loss attributable to BroadSoft, Inc.	$(1,774)	$(2,643)	$(4,407)	$(7,876)

Net loss per common share available to BroadSoft, Inc. common stockholders:
Basic and diluted	$(0.20)	$(0.42)	$(0.58)	$(1.26)

Weighted average common shares outstanding:
Basic and diluted	8,824	6,280	7,615	6,275

Stock-based compensation expense included above:
Cost of revenue	$57	$153	$92	$197
Operating Expense	1,006	1,706	1,292	2,253
Summary of Consolidated Cash Flow Activity
(unaudited)

	Six Months Ended June 30,
	2010	2009
	(In thousands)
Net cash provided by operating activities	6,872	5,485
Net cash used in investing activities	(2,084)	(308)
Net cash provided by (used in) financing activities	19,789	(1,497)

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended		Three Months	Six Months Ended
	June 30,		Ended	June 30,
	2010	2009	March 31, 2010	2010	2009
	(In thousands, except per share data)

Non-GAAP gross profit:
GAAP gross profit	$14,711	$12,747	$13,011	$27,721	$22,176
(percent of total revenue)	74%	72%	73%	74%	71%
Plus:
Stock-based compensation expense	57	153	35	92	197
Amortization of acquired intangible assets	192	210	192	385	419

Non-GAAP gross profit	$14,960	$13,110	$13,238	$28,198	$22,792

(percent of total revenue)	76%	74%	74%	75%	73%

GAAP license gross profit	$9,337	$8,650	$7,375	$16,711	$14,393
(percent of related revenue)	88%	86%	84%	86%	84%
Plus:
Stock-based compensation expense	26	85	17	48	106
Amortization of acquired intangible assets	192	210	192	385	419

Non-GAAP license gross profit	$9,555	$8,945	$7,584	$17,144	$14,918

(percent of related revenue)	91%	89%	86%	89%	87%

GAAP maintenance and professional services gross profit	$5,374	$4,097	$5,636	$11,010	$7,783
(percent of related revenue)	58%	53%	62%	60%	54%
Plus:
Stock-based compensation expense	31	68	18	44	91

Non-GAAP maintenance and professional services gross profit	$5,405	$4,165	$5,654	$11,054	$7,874

(percent of related revenue)	59%	54%	63%	61%	55%

Non-GAAP loss from operations:
GAAP loss from operations	$(1,559)	$(1,923)	$(1,854)	$(3,421)	$(6,578)

Plus:
Stock-based compensation expense	1,063	1,859	321	1,384	2,450
Amortization of acquired intangible assets	192	210	192	385	419

Non-GAAP (loss) income from operations	$(304)	$146	$(1,341)	$(1,652)	$(3,709)

GAAP operating expense	$16,270	$14,670	$14,865	$31,142	$28,754

Less:
Stock-based compensation expense	1,063	1,859	286	1,384	2,450

Non-GAAP operating expense	$15,207	$12,811	$14,579	$29,758	$26,304

(as percent of total revenue)	77%	72%	82%	79%	84%

GAAP sales and marketing expense	$7,710	$7,503	$7,101	$14,812	$14,594

Less:
Stock-based compensation expense	254	487	111	365	662

Non-GAAP sales and marketing expense	$7,456	$7,016	$6,990	$14,447	$13,932

(as percent of total revenue)	38%	40%	39%	38%	44%

	Three Months Ended		Three Months	Six Months Ended
	June 30,		Ended	June 30,
	2010	2009	March 31, 2010	2010	2009
	(In thousands, except per share data)

GAAP research and development expense	$4,952	$4,090	$4,491	$9,443	$8,282

Less:
Stock-based compensation expense	201	397	66	267	516

Non-GAAP research and development expense	$4,751	$3,693	$4,425	$9,176	$7,766

(as percent of total revenue)	24%	21%	25%	24%	25%

GAAP general and administrative expense	$3,608	$3,077	$3,273	$6,887	$5,878

Less:
Stock-based compensation expense	551	822	109	660	1,075

Non-GAAP general and administrative expense	$3,057	$2,255	$3,164	$6,227	$4,803

(as percent of total revenue)	15%	13%	18%	17%	15%

Non-GAAP net loss and loss per share:
GAAP net loss	$(1,774)	$(2,643)	$(2,624)	$(4,407)	$(7,876)

Plus:
Stock-based compensation expense	1,063	1,859	321	1,384	2,450
Amortization of acquired intangible assets	192	210	192	385	419

Non-GAAP net loss	$(519)	$(574)	$(2,111)	$(2,638)	$(5,007)

GAAP net loss per common share	$(0.20)	$(0.42)	$(0.41)	$(0.58)	$(1.26)

Plus:
Adjustment for preferred stock conversion	0.11	0.28	0.27	0.36	0.84
Stock-based compensation expense	0.05	0.10	0.02	0.07	0.13
Amortization of acquired intangible assets	0.01	0.01	0.01	0.02	0.02

Non-GAAP net loss per common share	$(0.03)	$(0.03)	$(0.11)	$(0.13)	$(0.26)

Non-GAAP weighted average shares outstanding: (1)
GAAP weighted average shares outstanding	8,824	6,280	6,393	7,615	6,275

Add:
Adjustment for convertible preferred stock conversion	11,538	12,713	12,962	12,246	12,713

Non-GAAP weighted average shares outstanding	20,362	18,993	19,355	19,861	18,988

(1)	For calculation of GAAP weighted average shares outstanding, the shares of common stock underlying shares of redeemable convertible preferred stock are not included for the periods prior to the IPO, whereas for the non-GAAP weighted average shares outstanding, we assume conversion of all shares of redeemable convertible preferred stock at the beginning of each respective period.